Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Payments for Operating Leases
The table below presents future minimum lease payments for operating leases (with initial or remaining terms in excess of one year) as of December 31, 2016, and includes leases from both continuing and discontinued operations, as described above. This table does not reflect any changes related to the lease negotiations noted above.

(in thousands)
Year ending December 31,	Operating Leases
2017	$1,743
2018	1,278
2019	4
2020	—
2021	—
Thereafter	—
Total minimum lease payments	$3,025
Estimated sublease payments (not included in minimum lease payments)	(633)
$2,392